11. STOCK-BASED COMPENSATION	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
STOCK-BASED COMPENSATION

The Company adopted ASC 718 and ASC 505, "Share-Based Payment", to account for its stock options and similar equity instruments issued.  Accordingly, compensation costs attributable to stock options or similar equity instruments granted are measured at the fair value at the grant date, and expensed over the expected vesting period.  ASC 718 and ASC 505 requires excess tax benefits be reported as a financing cash inflow rather than as a reduction of taxes paid.

Operations for the periods ended June 30, 2013 and June 30, 2012 include $0 and $36,150 of stock-based compensation, arising from the granting of 0 and 106,325 unregistered common shares, respectively.  Restricted shares were issued in exchange for services related to website consulting and investor relations. The Company relied upon the exemption under Section 4(2) of the Securities Act.